Exhibit 99.1

South State Corporation Investor Presentation Second Quarter 2016

Forward Looking Statements and Non GAAP Measures Statements included in this communication which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “may,” and “intend,” as well as other similar words and expressions of the future, are intended to identify forward looking statements. South State Corporation (“SSB”) cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to right of one or both of the parties to terminate the definitive merger agreement between SSB and Southeastern Bank Financial Corporation (“SBFC”); the outcome of any legal proceedings that may be instituted against SSB or SBFC; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction), and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where SSB and SBFC do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; SSB’s ability to complete the acquisition and integration of SBFC successfully; credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; liquidity risk affecting the bank’s ability to meet its obligations when they come due; price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; transaction risk arising from problems with service or product delivery; compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; strategic risk resulting from adverse business decisions or improper implementation of business decisions; reputation risk that adversely affects earnings or capital arising from negative public opinion; terrorist activities risk that results in loss of consumer confidence and economic disruptions; cybersecurity risk related to SSB’s dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; economic downturn risk resulting changes in the credit markets, greater than expected noninterest expenses, excessive loan losses and other factors and the implementation of federal spending cuts currently scheduled to go into effect; and other factors that may affect future results of SSB and SBFC. Additional factors that could cause results to differ materially from those described above can be found in SSB’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2016 and June 30, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of SSB’s website, http://www.southstatebank.com, under the heading “SEC Filings” and in other documents SSB files with the SEC, and in SBFC’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2016 and June 30, 2016, each of which is on file with the SEC and in other documents SBFC files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SSB nor SBFC assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. IMPORTANT ADDITIONAL INFORMATION In connection with the proposed transaction between SSB and SBFC, SSB has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-213225) containing a preliminary joint proxy statement of SSB and SBFC and a prospectus of SSB. These materials are not yet final and may be amended. SSB and SBFC will provide the joint proxy statement/prospectus to their respective shareholders after the registration statement has become effective. SSB and SBFC also plan to file other relevant documents concerning the proposed transaction. The proposed transaction involving SSB and SBFC will be submitted to SBFC’s shareholders and SSB’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF SSB AND SHAREHOLDERS OF SBFC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about SSB and SBFC, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to South State Corporation, 520 Gervais Street, Columbia, South Carolina 29201, Attention: John C. Pollok, Senior Executive Vice President, CFO and COO, (800) 277-2175 or to Southeastern Bank Financial Corporation, 4487 Columbia Road, Martinez, Georgia 30907, Attention: Darrell R. Rains, Executive Vice President and Chief Financial Officer, (706) 738-1378. PARTICIPANTS IN THE SOLICITATION SSB, SBFC, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SSB’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 4, 2016, and certain of its Current Reports on Form 8-K. Information regarding SBFC’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on March 30, 2016, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph. South State Corporation 2

South State Corporation: SSB Wilmington, Myrtle Beach, Georgetown, Charleston, Hilton Head Island, savanna,Assets - $8.7 Billion Loans - $6.4 Billion Deposits - $7.2 Billion Gainesville, Greenville, Charlotte, Atlanta, Athens, Columbia, Aiken, Augusta Florence 3 $ SOUTH STATE CORPORATION

Market Performance Since 2009350.0300.0208.7%174.4%250.0200.093.6%150.032.0%100.050.00.012/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15SSB Total Return SSB SNL Southeast U.S. Bank KRX4 See endnotes (1) $ SOUTH STATE CORPORATION

2nd Quarter 2016 Highlights Net Income $24.5 million $1.01 per diluted share Return on Average Assets 1.13% Return on Average Tangible Equity 14.59% Operating Income $28.5 million $1.18 per diluted share Operating Return on Average Assets 1.32% Operating Return on Average Tangible Equity 16.85% Cash dividend of $0.31 per common share6 $ SOUTH STATE CORPORATION

2nd Quarter 2016 Highlights Net Income $24.5 million $1.01 per diluted share Return on Average Assets 1.13% Return on Average Tangible Equity 14.59% Operating Income $28.5 million $1.18 per diluted share Operating Return on Average Assets 1.32% Operating Return on Average Tangible Equity 16.85% Cash dividend of $0.31 per common share6 $ SOUTH STATE CORPORATION

2nd Quarter 2016 Highlights Net Loan Growth – 16.5% Annualized Non-Acquired Loan Growth - $344 million, 31% annualized Outpaced Acquired run-off by $253 million Non-Interest Bearing DDA Growth Increased $97 million to over $2.1 billion Asset Quality NPA’s/ Assets 0.53% Non-Acquired Net Charge-offs 0.06%7 $ SOUTH STATE CORPORATION

2nd Quarter 2016 Highlights Non Interest Income: $ 32.1 million Fees on Deposit Accounts21.5 Mortgage Banking5.6 Wealth Management4.9 Acquired Loan Recoveries2.0 Other Income2.5 FDIC Loss-Share Termination (4.4)8 $ SOUTH STATE CORPORATION

Net Interest Margin$82.3 $83.0 $81.4 $81.6 $81.4 4.75%$85.0 80.075.04.54.52%4.32% 4.37%4.27%70.065.04.060.055.050.03.502Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 201645.0Net Interest Margin Net Interest Income9 See endnotes (2)In Millions $ SOUTH STATE CORPORATION

Average Interest Earning AssetsAssets (in Millions) 3/31/2016 6/30/2016 Net ChangeShort-Term Investments$ 475 $469 $(6)Investment Securities 1,022 975 (47)Loans - Acquired 1,736 1,645 (90)Loans - NonAcquired 4,330 4,624 294Total Loans 6,066 6,269 203Loans Held for Sale 34 38 4Total Interest Earning Assets 7,597 7,751 154 10 Quarterly Averages $ SOUTH STATE CORPORATION

Branch Network Total branches 12/31/2009 48 Acquired 135 Consolidated or sold (66) Total projected branches 12/31/2016 117 Average deposits per branch (in millions) Pro-forma for branch consolidations and sales 6/30/2009 $46 6/30/2016 61 11 See endnotes (3) $ SOUTH STATE CORPORATION

Efficiency Ratio%%%%%%68.0%65.062.063.2%64.4% 64.2% 64.1% 64.5%62.7% 63.2%61.2% 61.7%60.8%59.056.053.050.02Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016Efficiency Ratio Operating Efficiency Ratio (excluding one-time costs) 12 See endnotes (4) $ SOUTH STATE CORPORATION

Earnings Per Diluted Share$ 5.004.003.002.001.00-2012 2013 2014 2015 2016 YTDEPS Operating EPS (Non - GAAP) 13 See endnotes (5)$4.11$4.31$3.75$3.16$3.08$2.49$2.38$2.03$2.22$2.02 $ SOUTH STATE CORPORATION

Capital Adequacy % % % % % 15.0% 12.0 9.0 8.7% 8.8% 9.5% 9.2% 11.2% 10.8% 12.0% 11.7% 12.6% 12.8% 6.0 3.0 0.0 Tangible Common Equity/Assets Leverage Ratio CET 1 Ratio Tier 1 Capital Ratio Total Risk-Based Capital Ratio South State Corporation (6/30/2016) KRX Median (6/30/2016) 14 See endnotes (6) $ SOUTH STATE CORPORATION

Asset Quality % % 0% % % % % % % % % % % % % % % % 0% % 0% % 3.00% 2.50 2.00 1.5 1.00 0.50 0.00 2.68% 1.70% 0.74% 0.63% 0.38% 0.36% 5.00% 4.00 3.00 2.00 1.00 0.00 4.13% 2.50% 1.36% 1.02% 0.63% 0.53% 2011 2012 2013 2014 2015 2Q16 2011 2012 2013 2014 2015 2Q16 NCOs / Average Loans ALLL / NPLs NPAs / Assets NPLs / Loans 250% 1.12% 181.8% 201.1% 200 15 121.1% 100 64.2% 71.5% 81.2% 1.20% 1.00 0.80 0.60 0.40 0.20 0.00 0.73% 0.41% 5 0.16% 0.09% 0.06% 0 2011 2012 2013 2014 2015 2Q16 2011 2012 2013 2014 2015 2Q16 15 See endnotes (7) $ SOUTH STATE CORPORATION

Common Stock Dividends 0 0 0 0 $ 1.25 1.00 .75 $0.68 $0.69 $0.74 $0.82 $0.98 $0.89 $0.31 .50 .25 $0.58 .00 2011 2012 2013 2014 2015 2016 YTD Dividend per Common Share 3Q16 Dividend Declared 16 See endnotes (8) $ SOUTH STATE CORPORATION

Tangible Book Value + Cumulative Dividends $50.00 40.00 TOTAL RETURN 312% Cumulative Dividends TBV $40.83 30.00 $26.60 20.00 $16.08 10.00 $9.91 0.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2Q16 17 $ SOUTH STATE CORPORATION

Loan Portfolio Mix $ 7,000 6,000 5,000 4,000 $3,631 $5,698 $5,723 $2,255 $2,833 $6,008 $1,787 $6,421 $1,604 3,000 2,000 1,000 $1,060 $2,571 $2,865 $3,468 $4,221 $4,817 0 2012 2013 2014 2015 2Q16 Non Acquired Acquired 18 See endnotes (9) 2016 YTD Net loan growth 14% annualized In $ SOUTH STATE CORPORATION

Total Loans by Type Other income producing property Other 1% 5% Cons non RE 8% Const/ land dev 9% Comml nonowner Linked Quarter Net Growth  Const & Land Dev 65% C&I 10% Comml owner occupied 19% Total Loans $6,421 occupied 12% Consumer owner C & I 34  Comml Nonowner Occ 33  Consumer Non RE 12 occupied 27% Home equity loans 9% 19 In millions  $ SOUTH STATE CORPORATION

CRE Concentration June 30, 2016 RegulatoryGuideline RemainingCapacity Balance % of RBC Balance % of RBC CRE $1.3 165% $2.4 300% $1.1 Construction Land & Development $0.6 73% $0.8 100% $0.2 Dollars in billions 20 See endnotes (10) $ SOUTH STATE CORPORATION

Total Loans by Market Linked Quarter Net Growth Charlotte39% Inland SC26 Greenville24 Georgia10 Coastal 7 Charleston 6 21 $ SOUTH STATE CORPORATION

Wealth Management 800+ Relationships 19,000+ Retail investment accounts 80+Team members $4,064 $3,940 $3,828 $3,406 $1,620 2Q16 2015 2014 2013 2012 Assets Under Management or Care in millions YTD See endnotes (11) $9,696 $20,117 $18,344 $12,661 $6,360 2Q16 2015 2014 2013 2012 Wealth Management Noninterest Income in thousands YTD 22 $ SOUTH STATE CORPORATION

Mortgage Banking $661 $1,379 $1,195 $1,668 $2,198 2Q16 2015 2014 2013 2012 Mortgage Production in millions YTD $9,818 $21,761 $16,170 $9,149 $12,545 2Q16 2015 2014 2013 2012 Mortgage Banking Noninterest Income in thousands YTD See endnotes (12) 23 $ SOUTH STATE CORPORATION

M&A Update Southeastern Bank Financial Corporation $ SOUTH STATE CORPORATION

Another Piece of the Puzzle GEORGIA SOUTH CAROLINA Greenville Columbia Charleston Savannah Atlanta Myrtle Beach Charlotte Raleigh NORTH CAROLINA Wilmington Augusta SSB Branch SBFC Branch Existing Markets New Market Aiken Pro Forma Highlights See endnotes (13) Assets $10.6 Bn Loans 7.4 Deposits 8.8 Branches 133 Loans/ Deposits 84 % Market Cap. $2.1 Bn 25 $ SOUTH STATE CORPORATION

A Stronghold in the Augusta Market Deposits Market Rank I nstitution ($mm) Share Branches Bank Branches GB&T 9 SB&T 3 Total 12 Assets: $1.9 billion Loans: 1.0 Deposits: 1.6 # Customers: 48,000 26 See endnotes (14) SBFC Highlights Augusta MSA Deposit Market Share Augusta –Richmond County, GA-SC MSA • 2nd largest MSA in Georgia • Strong core funding • Closely held institution with deep local ties • #1 community bank in Augusta by deposits 1 Wells Fargo & Co. $1,617 20.4% 20 2 SBFC 1,541 19.5 12 3 Bank of America Corp. 813 10.3 9 4 SunTrust Banks Inc. 712 9.0 8 5 Security Federal Corp. 603 7.6 11 6 Regions Financial Corp. 523 6.6 15 7 First Citizens BancShares Inc. 506 6.4 13 8 State Bank Financial Corp. 433 5.5 7 9 Queensborough Co. 359 4.5 10 10 Synovus Financial Corp. 172 2.2 2 South State Corporation

Transaction Rationale Profitability • Low single-digit EPS accretion • Offsets impact of crossing $10.0 billion in assets • Minimal initial tangible book value dilution Soundness • Compatible culture with like-minded employees and managers • Comprehensive due diligence process and loan portfolio review • Low risk pro forma loan concentration levels Growth • Entrance into the desirable Augusta market with #2 deposit share • Enhances Georgia / South Carolina border franchise • Superior bank that has grown consistently and organically for ~ 30 years 27 South State Corporation

Crossing $10 Billion in Assets • We are continuing with other initiatives to help offset this lost revenue independent of this merger • Accelerates our growth over $10 billion Over $10 Billion Durbin Impact Through organic growth - Mid- 2018 Q3 2019 With this transaction closing - Q1 2017 Q3 2018 • Estimate of lost interchange revenue: – About 14 cents per transaction – After-tax impact ~ $7.6 million annualized, beginning 3rd quarter 2018 • Other implications: – DFAST – well underway with some expenses already in run rate – Change in calculation of our FDIC insurance premiums 28 South State Corporation

Supplemental South State Corporation

Loan Portfolio Mix - 2Q 2016% 0% 0% % % 100% 80 6 4 20 0 Non Acquired Acquired Total 30 In millions $4,817 11% 12% $1,604 3% 10% 8% 9% $6,421 9% 12% 22% 19% 15% 16% 55% 31% 36% 8% 15% 9% Construction/Land Comml NonOwner Occ Comml Owner Occ Other Commercial Consumer Real Estate Other Consumer South State Corporation

Loan Portfolio Mix Trends % 0% 0% % % $3,631 $5,698 $5,723 $6,008 $6,421 100% 11% 8% 8% 8% 9% 10% 10% 11% 12% 14% 80 6 27% 20% 20% 20% 19% 14% 14% 14% 15% 4 18% 20 26% 38% 39% 38% 36% 4% 10% 9% 9% 9% 0 2012 2013 2014 2015 2Q16 31 In millions Construction/Land Comml NonOwner Occ Comml Owner Occ Other Commercial Consumer Real Estate Other Consumer South State Corporation

Transaction Deposit Mix Account Balance in Millions Number of Accounts 109,510 accounts Non- Interest Bearing 70% Interest Bearing 30% 259,013 accounts Online Banking Mobile App users Mobile Deposits (monthly) ~ 196,000 users ~ 100,000 users (10% increase annualized) ~ 38,000 transactions (108% increase annualized) 32 See endnotes (15) Non- Interest Bearing $2,117 Interest Bearing $1,702 South State Corporation

Investment Portfolio Mix State & Municipal- HTM 1% State & Municipal AFS 12% U.S. Agency/GSE Debentures 10% SBA 7% Total Carrying Value $991 Million Agency Mortgage- Backed Securities 70% 33 See endnotes (16) Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.40% Weighted Average Life 3.15 years Modified Duration 2.94 years South State Corporation

Revenue Diversification Other 10% 24% 26% 23% 26% 28% 29% Trust & Investment Services 14% Mortgage Banking 15% 2016 YTD Fee Income $68 Million Deposit Accounts 61% 76% 74% 77% 74% 72% 71% 2011 2012 2013 2014 2015 2Q16 Net Interest Income Noninterest Income 34 See endnotes (17) South State Corporation

M&A History and Asset Growth 2010 2011 2012 2013 2014 2015 2016 Community Bank & Trust $1.0 Bn Jan 29, 2010 Habersham Bank $360 MM Feb 18, 2011 BankMeridian, National Association $234 MM Jul 29, 2011 Peoples Bancorporation $546 MM Apr 24,2012 Savannah Bancorp, Inc $950 MM Dec 13,2012 First Financial Holdings, Inc. $3.2 Bn July 26, 2013 Bank of America Branch Acquisition $438 MM August 21, 2015 Southeastern Bank Financial Corp $1.9 Bn Announced June 17, 2016 $3.6 Bn $3.9 Bn $5.1 Bn $7.9 Bn $7.8 Bn $8.7 Bn $10.5 Bn Pro Forma 35 South State Corporation

Market Share Pro Forma Market Share (county) #1 to #5 Greater than #5 North Carolina High Point Releigh Asheville Charlotte Greenville Gainesville Athens Sourth Carolina Wilmington Atlanta Augusta Columbia Myrtle Beach Georgia Macon Charleston Georgia Savannah 36 See endnotes (18) South State Corporation

South Carolina Market Share 37 See endnotes (18) 1 Wells Fargo 19.9% • #1 exporter of passenger motor vehicles, tires, lawn mowers, and ball 2 Bank of America 14.7 and roller bearings 3 BB&T 10.3 • #1 among states for attracting jobs 4 First Citizens 9.0 from foreign investment, per capita, 5 South State Bank 7.6 in three of the past four years 6 TD Bank 4.9 • Set a record for six consecutive years 7 Synovus 3.9 for export sales, worth $30.9 billion in 2015 8 SunTrust 3.3 9 United Community 1.9 • 2016 economic development highlights include Mercedes plant 10 BNC 1.5 expansion and increased port activity Total $75.1 Billion 100% from enlarged Panama Canal South State Corporation

South Carolina Market Share Charleston MSA Columbia MSA Greenville MSA 38 See endnotes (18) 1 Wells Fargo 18.1% 2 Bank of America 13.7 3 BB&T 11.6 4 TD Bank 9.6 5 SunTrust 6.0 6 South State Bank 5.3 7 First Citizens 5.2 8 United Community 4.6 9 Southern First 4.2 10 Travelers Rest 3.3 Total $14.8 Billion 100% 1 Bank of America 28.9% 2 Wells Fargo 28.5 3 BB&T 12.1 4 First Citizens 9.3 5 Synovus 5.1 6 TD Bank 3.5 7 South State Bank 2.7 8 First Community 2.5 9 First Palmetto 1.5 10 Southern First 1.0 Total $17.6 Billion 100% 1 Wells Fargo 24.8% 2 Bank of America 14.4 3 South State Bank 13.4 4 First Citizens 6.8 5 Synovus 6.2 6 BB&T 5.8 7 BNC 5.5 8 Carolina Financial 4.6 9 SunTrust 3.0 10 Bank of SC 2.9 Total $11.3 Billion 100% South State Corporation

South Carolina Market Share Hilton Head MSA Orangeburg MSA Georgetown MSA Florence MSA Greenwood MSA Sumter MSA 39 See endnotes (18) 1 Synovus 31.6% 2 Wells Fargo 22.0 3 BB&T 16.5 4 First Citizens 16.1 5 South State Bank 8.0 Total $852 Million 100% 1 Countybank 22.0% 2 Wells Fargo 17.6 3 Park Sterling 17.3 4 First Citizens 12.7 5 South State Bank 11.6 Total $1.1 Billion 100% 1 Wells Fargo 25.0% 2 South State Bank 14.4 3 First Citizens 12.5 4 BB&T 10.4 5 First Carolina 7.6 Total $2.8 Billion 100% 1 South State Bank 17.0% 2 Wells Fargo 16.1 3 TD Bank 14.3 4 BB&T 11.5 5 Bank of America 10.0 Total $1.3 Billion 100% 1 South State Bank 49.2% 2 First Citizens 25.1 3 FMB of SC 9.0 4 BB&T 7.0 5 First National 5.2 Total $935 Million 100% 1 Wells Fargo 17.4% 2 South State Bank 15.4 3 Bank of America 12.7 4 BB&T 8.4 5 CoastalSouth 8.2 Total $4.0 Billion 100% South State Corporation

Georgia Market Share Savannah MSA Augusta MSA Pro Forma Athens-Gainesville MSA Cornelia MSA 1 South State Bank 39.6% 2 United Community 22.2 3 Regions Bank 13.4 4 Bank of the Ozarks 11.9 5 Southern B & T 11.3 Total $799 Million 100% 40 See endnotes (18) 1 SunTrust 27.1% 2 Wells Fargo 18.1 3 Bank of America 14.8 4 South State Bank 8.5 5 BB&T 6.6 6 Ameris Bank 5.8 7 FCB Financial 4.7 8 Synovus 3.7 9 Renasant 2.1 10 United Community 1.7 Total $6.5 Billion 100% 1 Wells Fargo 12.9% 2 Synovus 12.4 3 SunTrust 11.6 4 Bank of America 9.6 15 South State Bank 1.5 Total $6.7 Billion 100% 1 Wells Fargo 20.4% 2 South State Bank 19.5 3 Bank of America 10.3 4 SunTrust 9.0 5 Security Federal 7.6 6 Regions Bank 6.6 7 First Citizens 6.4 8 State Bank Finl 5.5 9 Queensborough 4.5 10 Synovus 2.2 Total $7.9 Billion 100% South State Corporation

North Carolina Market Share Charlotte MSA Wilmington MSA 41 See endnotes (18) 1 Wells Fargo 19.8% 2 BB&T 15.1 3 Live Oak Bank 14.6 4 First Citizens 12.6 5 Bank of America 8.8 6 F.N.B. 7.1 7 PNC 5.7 8 SunTrust 4.1 9 TD Bank 3.2 10 South State Bank 2.7 Total $5.1 Billion 100% 1 Bank of America 73.7% 2 Wells Fargo 17.1 3 BB&T 2.7 4 Fifth Third 1.1 5 First Citizens 1.0 6 SunTrust 0.6 7 Park Sterling 0.4 8 F.N.B. 0.4 9 Capital Bank 0.3 12 South State Bank 0.2 Total $216 Billion 100% South State Corporation

Migration Trends by State Highest rates of net migration per 1,000 residents Florida 16.5 North Dakota 15.7 Nevada 13.0 Colorado 12.5 South Carolina 10.8 42 See endnotes (19) South State Corporation

Demographic Highlights SC 5.40% Ranks #10 NC 4.93% Ranks #14 GA 4.84% Ranks #15 US 3.69% 43 See endnotes (20) MSA Population Growth Projected Change 2016- 2021 Myrtle Beach Charleston Hilton Head Charlotte Wilmington Savannah Greenville Columbia Augusta US 9.50% State Population Growth Projected Change 2016- 2021 8.47% 8.47% 7.01% 6.91% 6.91% 5.70% 5.25% 3.96% 3.69% South State Corporation

Economic Highlights Population Growth Projected Change 2016-2021 5.36% South State MSA’s 3.69% US 44 NORTH CAROLINA SOUTH CAROLINA GEORGIA Gainesville Atlanta Athens Greenville Augusta Aiken Columbia Florence Wilmington Myrtle Beach Georgetown Charleston Hilton Head Island Savannah Gulfstream BOEING 16 20 75 85 26 40 95 77 85 95 South State Corporation

Unemployment Rates 14% 12 10 8 6 5.4% 5.1 4.9 4 4.9 2 0 National North Carolina South Carolina Georgia 45 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 See endnotes (21) South State Corporation

Average Household Income North Carolina High Point Raleigh Asheville Charlotte Greenville Gainesville Athens Atlanta Columbia Wilmington Augusta Myrtel Beach Macon Georgia Gharleston Savnnah Georiga South Carolina South State Corp. Southeastern Bank Financial Corp. Average HHI$ 23,587-30,000 30,001-35,000 35,001-40,000 40,001-50,000 50,001-60,000 60,001-92,000 46 See endnotes (22) South State Corporation

Analyst Coverage 47 FIG Partners Keefe, Bruyette & Woods NAB Research LLC Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey South State Corporation

Endnotes 1. Source: SNL Financial. SNL Southeast U.S. Bank index includes all major exchange traded banks headquartered in AL, AR, FL, GA, MS, NC, SC, TN, VA, and WV. The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small cap banking institutions in the U.S. and is calculated using an equal-weighted method. Total return includes reinvestment of dividends. Price performance shown from 12/31/2009 through 8/31/2016. 2. Income reduced by amortization of Indemnification Asset and average balance increased for the average loan Indemnification Asset balance. 3. FDIC deposits as of 6/30/2009 and 6/30/2016. 2016 deposits per branch adjusted for remaining planned closures in 2016. 4. Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss). Operating efficiency ratio = same as above except excludes one-time items from NIE. 5. Operating EPS (Non-GAAP) excludes one-time items. 6. Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal- weighted method and components comply with the GICS and ICS classification standards. SSB credit quality ratios exclude acquired loans. 7. NPLs / Loans = Non-acquired & Acquired non-credit impaired NPLs / Total Loans. NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. ALLL / NPLs include Non-acquired only. NCOs / Average Loans include Non-acquired only. 8. Dividend paid for 159 consecutive quarters since 1976. Prior to 1976, dividends were paid semi-annually. 3Q 2016 dividend declared 6/22/2016, with a record date of 8/12/2016, and payable 8/19/2016. 9. Acquired loans are net of purchase accounting adjustments. 10. Concentration limits calculated with bank level RBC. 11. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions. 12. Source: SNL Financial, 2014 Operating Company Mortgage Origination Market Share 13. Source: SNL Financial. Financial data as of or for the six months ended 6/30/2016, exclude purchase accounting adjustments. 14. Source: SNL Financial. Deposit data as of 6/30/2015; financial data as of or for the three months ended 3/31/2016. 15. Includes DDA’s, NOW’s, IOLTA’s, and 1031 exchange deposits. 16. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, Corporate stocks held at BHC of banks, or investment in unconsolidated subsidiaries. 17. Total Income= Net Interest Income + Noninterest Income excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SSB. 18. Source: SNL pro-forma deposit data as of June 30, 2015 19. Source: U.S. Census Bureau as reported by The Wall Street Journal. Net migration is net domestic migration plus net international migration. The net migration rate expresses net migration during a specified time period as a proportion of an area's population at the midpoint of the time period. Rates are expressed per 1,000 population. 20. Source: SNL Financial 21. Source: U.S. Department of Labor seasonally adjusted unemployment rate 22. Source: SNL, Projected 2016 48 South State Corporation

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com 49 South State Corporation South State Corporation

South State Corporation: SSB Wilmington, Myrtle Beach, Georgetown, Charleston, Hilton Head Island, savanna,Assets - $8.7 Billion Loans - $6.4 Billion Deposits - $7.2 Billion Gainesville, Greenville, Charlotte, Atlanta, Athens, Columbia, Aiken, Augusta Florence $ SOUTH STATE CORPORATION